EXHIBIT 10.12
                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS


                                                               February 17, 2004

First American Stock Transfer
1717 East Bell Road, Suite 2
Phoenix, Arizona  85022
Attention: Phil Young

      RE: LIMELIGHT MEDIA CORPORATION

Ladies and Gentlemen:

      Reference is made to that certain Standby Equity Distribution Agreement (the "Standby Equity Distribution Agreement") dated as of February ___, 2004, pursuant to which the Company shall issue to the Cornell Capital Partners, LP (the "Holder") Three Hundred Forty Thousand Dollars ($340,000) of the Company's convertible debenture (the "Convertible Debenture"), which shall be convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"). The shares of Common Stock to be converted thereunder and the shares of the Company's Common Stock, issuable to the Holder in the event that the Holder has elected to have the interest of the Convertible Debenture, pursuant to Section 1.06 therein, paid in common stock, are referred to herein as, the "Conversion Shares." This shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Conversion Shares or to the Holder from time to time upon surrender to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit I, delivered on behalf of the Company by David Gonzalez, Esq.

      Specifically, upon receipt by the Company or David Gonzalez, Esq. of a copy of a Conversion Notice, David Gonzalez, Esq., on behalf of the Company, shall as soon as practicable, but in no event later than one (1) Trading Day (as defined below) after receipt of such Conversion Notice, send, via facsimile, a Conversion Notice which shall constitute an irrevocable instruction to you to process such Conversion Notice in accordance with the terms of these instructions. Upon your receipt of a copy of the executed Conversion Notice, you shall use your best efforts to, within three (3) Trading Days following the date of receipt of the Conversion Notice, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled as set forth in the Conversion Notice or (B) provided you are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Holder causes its bank or broker to initiate the DWAC transaction. ("Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.)

      The Company hereby confirms to you and the Holder that certificates representing the Conversion Shares shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company provided that the Company counsel delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if the Conversion Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares shall bear the following legend:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

      The Company hereby confirms and First American Stock Transfer acknowledges that in the event Counsel to the Company does not issue an opinion of counsel as required to issue the Conversion Shares and or the shares common stock issuable for the interest, free of legend the Company authorizes and First American Stock Transfer will accept an opinion of Counsel from Butler Gonzalez LLP.

      The Company hereby confirms to you and the Holder that no instructions other than as contemplated herein will be given to you by the Company with respect to the Conversion Shares. The Company hereby agrees that it shall not replace First American Stock Transfer as the Company's transfer agent without the prior written consent of the Holder.

      Any attempt by you to resign as transfer agent hereunder shall not be effective until such time as the Company provides to you written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

      The Company and First American Stock Transfer hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit First American Stock Transfer from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

      The Company and First American Stock Transfer acknowledge that the Holder is relying on the representations and covenants made by the Company hereunder and are a material inducement to the Holder entering into the Standby Equity Distribution Agreement. The Company and First American Stock Transfer, further acknowledge that without such representations and covenants of the Company and

First American Stock Transfer made hereunder, the Holder would not enter into the Standby Equity Distribution Agreement.

      Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Holder will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Holder shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.


                                    * * * * *

         IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

                                             COMPANY:
                                             LIMELIGHT MEDIA GROUP INC.

                                             By:    /s/ David Lott
                                                --------------------------------
                                             Name:  David Lott
                                             Title: President

                                             /s/ David Gonzalez
                                             -----------------------------------
                                             David Gonzalez, Esq.

ACKNOWLEDGED AND AGREED:

FIRST AMERICAN STOCK TRANSFER

By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

                                   SCHEDULE I

                               SCHEDULE OF HOLDER

                                                                                        ADDRESS/FACSIMILE
NAME                                    SIGNATURE                                       NUMBER OF BUYER
--------------------------------        -----------------------------------             ----------------------------------
Cornell Capital Partners, LP            By:   Yorkville Advisors, LLC                   101 Hudson Street - Suite 3606
                                        Its:  General Partner                           Jersey City, NJ  07303
                                                                                        Facsimile:        (201) 985-8266

                                        By:
                                           ------------------------------
                                        Name: Mark A. Angelo
                                        Its:  Portfolio Manager




                                  SCHEDULE I-1

                                    EXHIBIT I

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                            FORM OF CONVERSION NOTICE

      Reference is made to the Standby Equity Distribution Agreement (the "Standby Equity Distribution Agreement") between Limelight Media Group Inc., (the "Company"), and Cornell Capital Partners, LP, dated February ___, 2004. In accordance with and pursuant to the Standby Equity Distribution Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company for the amount indicate below as of the date specified below.

       Conversion Date:
                                     --------------------------------------


       Amount to be converted:            $
                                           ------------------------------------

       Amount of Debenture unconverted:   $
                                           ------------------------------------
       Conversion Price per share:        $
                                           ------------------------------------

       Amount of Interest:                $
                                           ------------------------------------
       Conversion Price per share:        $
                                           ------------------------------------

       Shares of Common Stock Issuable:
                                           ------------------------------------
Please confirm the following information:
                                           ------------------------------------
         Total Number of shares of Common Stock to be issued:
                                                              ------------------
Please issue the shares of Common Stock in the following name and to the following address:

         Issue to:
                   -------------------------------------------------------------
         Authorized Signature:
                              --------------------------------------------------
         Name:
              ------------------------------------------------------------------
         Title:
               -----------------------------------------------------------------
         Phone #:
                  --------------------------------------------------------------

         Broker DTC Participant Code:
                                       -----------------------------------------
         Account Number*:
                         -------------------------------------------------------


     * NOTE THAT RECEIVING BROKER MUST INITIATE TRANSACTION ON DWAC SYSTEM.


                                   EXHIBIT I-1

                                   EXHIBIT II

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT


                                                               February __, 2004

First American Stock Transfer
1717 East Bell Road, Suite 2
Phoenix, Arizona  85022
Attention: Phil Young

      RE: LIMELIGHT MEDIA GROUP, INC.

Ladies and Gentlemen:

      We are counsel to Limelight Media Group Inc., a Nevada corporation (the "Company"), and have represented the Company in connection with that certain Standby Equity Distribution Agreement, dated as of February ___, 2004 (the "Standby Equity Distribution Agreement"), entered into by and among the Company and the Investor as set forth therein pursuant to which the Company has agreed to issue to the Investor Three Hundred Forty Thousand Dollars ($340,000) of convertible debentures, which shall be convertible into shares (the "Conversion Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), in accordance with the terms of the Standby Equity Distribution Agreement. Pursuant to the Standby Equity Distribution Agreement, the Company also has entered into a Registration Rights Agreement, dated as of February ___, 2004, with the Investor (the "Investor Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Conversion
Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Standby Equity Distribution Agreement and the Registration Rights Agreement, on _______, 2003, the Company filed a Registration Statement (File No. ___-_________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

      In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at 5:00 P.M. on __________, 2004 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.


                                  EXHIBIT II-1

      The Investor has  confirmed it shall comply with all  securities  laws and
regulations   applicable  to  it  including   applicable   prospectus   delivery
requirements upon sale of the Conversion Shares.



                                                     Very truly yours,


                                                     Kirkpatrick & Lockhart, LLP













                                  EXHIBIT II-2

                                   EXHIBIT III

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                                 FORM OF OPINION

____________ ___, 2004

VIA FACSIMILE AND REGULAR MAIL

First American Stock Transfer
1717 East Bell Road, Suite 2
Phoenix, Arizona  85022
Attention: Phil Young

      RE: LIMELIGHT MEDIA GROUP INC.

Ladies and Gentlemen:

      We have acted as special counsel to Limelight Media Group Inc., (the "Company"), in connection with the registration of ___________shares (the "Shares") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

      In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"), filed by the Company with the SEC on _________ ___, 2004. The Company filed the Registration Statement on behalf of certain selling stockholders (the "Selling Stockholders"). This opinion relates solely to the Selling Shareholders listed on Exhibit "A" hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2004.

      We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The


                                  EXHIBIT III-1
opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

      In rendering this opinion we have relied upon the accuracy of the foregoing statements.

      Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that First American Stock Transfer may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit "A" hereto.

      This opinion is furnished to you specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by you in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.


Very truly yours,




Kirkpatrick & Lockhart, LLP






                                 EXHIBIT III - 2

                                   EXHIBIT "A"

                         (LIST OF SELLING STOCKHOLDERS)

NAME:                                       NO. OF SHARES:
------------------------------------        ------------------------------------





                                   EXHIBIT A-1